UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 12, 2016

Dominovas Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-51736	20-5854735
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

1170 Peachtree St., N.E., 12th Floor, Atlanta, GA 30309
(Address of principal executive offices)

(800) 679-1249
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events

Dominovas Energy Corporation has entered into a joint venture agreement with Mponeng Holdings [PTY] LTD, a South African company located in Johannesburg, having executed and submitted a collaborative Request for Proposal (RFP) for the Ekurhuleni Energy Generation Program through a Power Purchase Agreement.  The RFP at the Ekurhuleni Metropolitan Municipality project and PPA in Johannesburg, South Africa will have a tenure of 20 years.  As Dominovas Energy recently announced it will install a 50kW “Showcase” unit in Johannesburg, this joint venture is an extension of the Company’s growth in the region and its further planting of roots in the region.

Mponeng Holdings t/a Pharox Lumens Africa is a sustainability energy management company which through its proven technologies enables energy users to reduce energy consumption in order to preserve energy resources for the future and reduce environmental pollutions by promoting efficient energy use.  Its “Demand-Side Management” applications enable clients to run clean and green operations leading to reduced carbon emissions and energy consumption, thereby, maximizing bottom line whilst preserving the environment.  MPH is also currently appointed to explore and implement energy efficiency and renewable energy initiatives within the Msunduzi Local Government Municipality.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Name

109.1	Joint Venture Agreement with the Mponeng Holdings [PTY] LTD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINOVAS ENERGY CORPORATION

Date: October 12, 2016	By:	/s/ Neal Allen
	Name:	Neal Allen
	Title:	Chairman, President and Chief Executive Officer